UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 6, 2009

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 6, 2009, Boston Private Financial Holdings, Inc. (the “Company”) entered into a Redemption Agreement (the “Redemption Agreement”) with BPFH Manager, L.L.C. (“BPFH LLC”), a wholly-owned subsidiary of the Company, Westfield Capital Management Company, L.P. (“Westfield LP”), and WMS General Partner LLC, pursuant to which BPFH LLC will redeem all of its interests in Westfield LP (the “Redemption”) in exchange for the following consideration paid or to be paid by Westfield LP to BPFH LLC: (i) $2 million in cash paid on October 6, 2009, (ii) $2 million in cash to be paid on or before October 31, 2009, (iii) $50 million in cash to be paid at closing, (iv) at Westfield LP’s discretion, a promissory note in the principal amount of $5 million to be issued at closing or $4.5 million in cash to be paid at closing, and (v) a share of Westfield LP’s revenue stream equal to 12.5% of Westfield LP’s gross revenue, subject to an annual minimum of $5.6 million and maximum of $11.625 million, for eight years after closing, subject to certain conditions.

The transaction is expected to close in the fourth quarter of 2009. Completion of the Redemption is subject to Westfield LP having raised $35 million in financing, as well as customary closing conditions.

The foregoing description of the Redemption Agreement is qualified in its entirety by reference to the Redemption Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the press release issued by the Company is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On October 6, 2009, the Company provided a summary of the transaction described above. The slides are attached as Exhibit 99.2 and will be available on the Company’s website at www.bostonprivate.com under “Investor Relations.”

The information in this report, including exhibits, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” within the meaning of section 18 of the Securities Act of 1934, or otherwise subject to the liabilities under that Section.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Redemption Agreement by and among Boston Private Financial Holdings, Inc., BPFH Manager, L.L.C., Westfield Capital Management Company, L.P. and WMS General Partner LLC, dated October 6, 2009

99.1	Press release dated October 6, 2009

99.2	Presentation dated October 6, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

By:  /s/  Walter M. Pressey

        Name: Walter M. Pressey

        Title: President and Vice Chairman

Date: October 6, 2009